                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /


Check the appropriate box:
/ / Preliminary Proxy Statement                / / Confidential for use of the
/X/ Definitive Proxy Statement                     Commission Only (as permitted
/ / Definitive Additional Materials                by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to Rule 14a-12

                            People's Bancshares, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the form or schedule and the date of its filing.

        (1)     Amount previously paid:

        (2)     Form, Schedule or Registration Statement No.:

        (3)     Filing Party:

        (4)     Date Filed:

                            PEOPLE'S BANCSHARES, INC.
                               545 PLEASANT STREET
                        NEW BEDFORD, MASSACHUSETTS 02740
                            TELEPHONE (508) 991-2601

Dear Stockholder:

        You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of People's Bancshares, Inc. (the "Company") to be held at Stone Forge Public House, 90 Paramount Drive, Raynham, Massachusetts, at 10:00 a.m., local time, on Friday, June 16, 2000.

        The Annual Meeting has been called for the following purposes:

        1.     To elect three (3) directors for a three-year term.

        2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 28, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT AT THE ANNUAL MEETING YOU VOTE "FOR" THE NOMINEES PROPOSED BY MANAGEMENT.

                                          Very truly yours,




                                          Richard S. Straczynski
                                          President and Chief Executive Officer


May 1, 2000


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                            PEOPLE'S BANCSHARES, INC.
                               545 PLEASANT STREET
                        NEW BEDFORD, MASSACHUSETTS 02740
                            TELEPHONE (508) 991-2601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2000


        Notice Is Hereby Given that the Annual Meeting of Stockholders (the "Annual Meeting") of People's Bancshares, Inc. (the "Company") will be held at Stone Forge Public House, 90 Paramount Drive, Raynham, Massachusetts, at 10:00 a.m., local time, on Friday, June 16, 2000, for the following purposes:

        1.     To elect three (3) directors for a three-year term.

        2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        Pursuant to the Company's By-laws, the Board of Directors has fixed the close of business on Friday, April 28, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

        The above matter is described in detail in the accompanying Proxy Statement.

                                             By Order of the Board of Directors,



                                             Terrence Gomes
                                             Clerk

May 1, 2000


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                            PEOPLE'S BANCSHARES, INC.
                               545 PLEASANT STREET
                        NEW BEDFORD, MASSACHUSETTS 02740
                            TELEPHONE (508) 991-2601

                              --------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 16, 2000

                 VOTING, REVOCATION, AND SOLICITATION OF PROXIES

ANNUAL MEETING

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of People's Bancshares, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at Stone Forge Public House, 90 Paramount Drive, Raynham, Massachusetts, at 10:00 a.m., local time, on Friday, June 16, 2000, and any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement.

        At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

        1.     To elect three (3) directors for a three-year term.

        2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.


RECORD DATE

        This Proxy Statement is first being mailed to stockholders of the Company on or about May 1, 2000, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors (the "Board") has fixed the close of business on April 28, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the "Record Date"). Only holders of the Company's Common Stock at that time will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 3,251,734 shares of Common Stock issued and outstanding and each such share is entitled to one vote at the Annual Meeting.


PROXIES

        Stockholders of the Company are requested to complete, date, sign and promptly return the accompanying white proxy card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted FOR the election of John R. Eaton, Dr. Loring C. Johnson and Scott W. Ramsay, the Board of Directors' three nominees, for directors. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted by filing a written notice of such revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

SOLICITATION OF PROXIES

        This solicitation of proxies for use at the Annual Meeting is being made by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. In addition to solicitation services to be provided by Corporate Investor Communications ("CIC") as described below, proxies may be solicited, in person or by telephone, by officers and regular employees of the Company, who will receive no compensation for their services other than their normal salaries. Brokerage houses, nominees, fiduciaries, and other custodians are requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses.

        The Company has retained CIC at a fee estimated not to exceed $70,000, plus reimbursement of reasonable out-of-pocket expenses, to assist in the solicitation of proxies. The Company has also agreed to indemnify CIC against certain liabilities and expenses, including liabilities under the Federal securities laws. It is anticipated that approximately 25 employees of CIC may solicit proxies.

STOCKHOLDER VOTE REQUIRED

        The presence, in person or by proxy, of at least a majority in interest of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for transaction of business at the Annual Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        A quorum being present, the vote of a plurality of the votes cast at the Annual Meeting is necessary to elect a nominee for director (Proposal One). Abstentions and broker non-votes will not be counted as voting at the Annual Meeting with respect to Proposal One and, therefore, will not have an effect on the outcome of Proposal One.

ANNUAL REPORT

        The Company's Annual Report to Stockholders, including consolidated financial statements of the Company for the fiscal year ended December 31, 1999, is being mailed to stockholders of the Company together with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material. ADDITIONAL COPIES OF THE ANNUAL REPORT AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") (WITHOUT EXHIBITS) ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, FROM THE COMPANY. SUCH REQUESTS SHOULD BE DIRECTED TO PEOPLE'S BANCSHARES, INC., 545 PLEASANT STREET, NEW BEDFORD, MASSACHUSETTS 02740, ATTENTION: SHAREHOLDER RELATIONS DEPARTMENT.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of February 1, 2000 certain information regarding the beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director and executive officer of the Company and each nominee for director and (iii) all directors and executive officers as a group (11 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

                                                                                                  PERCENT
                                                             AMOUNT AND NATURE                   OF COMMON
NAME OF OWNER                                           OF BENEFICIAL OWNERSHIP(1)                STOCK(2)
-------------                                           --------------------------               ---------
Dearden, Maguire & Weaver                                    226,133(3)                             6.60
    One Tower Bridge, Suite 560
    West Conshohocken, PA 19428
Dimensional Fund Advisors Inc.                               168,669(4)                             4.93
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401
RCG Kingston Fund, L.L.C.                                    293,302(5)                             8.57
    c/o RCG Kingston, L.L.C.
    757 Third Avenue, 27th Floor
    New York, NY 10017
Tontine Partners, L.P.                                       194,598(6)                             5.68
    200 Park Avenue, Suite 3900
    New York, NY 10166
Colin C. Blair                                               104,150(7)                             3.04
Frederick W. Adami, III                                       11,516(8)                                *
B. Benjamin Cavallo                                          223,272(9)                             6.52
John R. Eaton                                                17,996(10)                                *
Terrence A. Gomes                                             5,016(11)                                *
Dr. Loring C. Johnson                                        11,391(12)                                *
Richard D. Matthews                                          28,319(13)                                *
Scott W. Ramsay                                               2,600(14)                                *
Davis H. Scudder                                             17,825(15)                                *
Stanley D. Siskind                                           14,117(16)                                *
Richard S. Straczynski                                       68,000(17)                             1.99
All directors and executive officers as a group
    (11 persons)                                            504,202(18)                            14.73

--------------------

* The percentage of shares beneficially owned does not exceed one percent of the class so owned.

(1) Beneficial ownership for purposes of this Proxy Statement is defined in accordance with the requirements of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which provides that the beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security, or has the right to acquire such voting power or investment power through the exercise of an option, warrant or right within 60 days.

(2) For purposes of calculating the percentage of the outstanding shares of Common Stock at February 1, 2000 for each listed person or entity, the number of shares of Common Stock includes shares that may be acquired by such person or entity within 60 days of February 1, 2000 through the exercise of stock options under the Company's Amended and Restated Incentive and Nonqualified Stock Option Plan (the "1986 Employee Option Plan"), the Company's Amended and Restated Directors' Stock Option Plan (the "1986 Director Option Plan") and the Company's 1996 Stock Option and Incentive Plan (the "1996 Option Plan" and, together with the 1986 Employee Option Plan and the 1986 Director Option Plan, the "Stock Option Plans") but does not include the number of shares underlying such options held by any other person.

(3) Based solely upon information contained in the 13F Quarterly Report filed January 15, 2000 by Dearden, Maguire & Weaver.

(4) Based solely upon information contained in the 13F Quarterly Report filed December 31, 1999 by Dimensional Fund Advisors Inc.

(5) Based solely upon information contained in the Schedule 13D filed by RCG Associates with the SEC on August 18, 1999, as amended through March 17, 2000.

(6) Based solely upon information contained in the 13F quarterly report, filed December 31, 1999 by Tontine Partners, L.P.

(7) Includes 23,500 shares which Mr. Blair has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Employee Option Plan and 1996 Option Plan. Also includes approximately 23,675 shares which may be deemed beneficially owned by Mr. Blair through his interest in the Bank's 401(k) plan, which invests in the Company's Common Stock.

(8) Includes 9,516 shares which Mr. Adami has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan. Also includes 1,500 shares owned by Mr. Adami jointly with his wife, and 500 shares owned by Mr. Adami's daughters.

(9) Includes 4,916 shares which Mr. Cavallo has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan. Also includes 2,112 shares held by Mr. Cavallo's son, 115,514 shares held by Mr. Cavallo's wife, and 55,060 shares held by a partnership in which Mr. Cavallo is a partner.

(10) Includes 9,516 shares which Mr. Eaton has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan. Also includes 7,980 shares owned by Mr. Eaton jointly with his wife.

(11) Includes 4,916 shares which Mr. Gomes has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

(12) Includes 9,516 shares which Dr. Johnson has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

(13) Includes 9,516 shares which Mr. Matthews has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan. Also includes 4,871 shares owned by Mr. Matthews jointly with his wife.

(14) Includes 2,000 shares which Mr. Ramsay has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan and 600 shares owned by Mr. Ramsay jointly with his wife.

(15) Includes 9,516 shares which Mr. Scudder has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan. Also includes 340 shares owned by members of Mr. Scudder's immediate family, 2,555 shares owned by Scudder Bros. Fuel Company, Inc., of which Mr. Scudder is a principal and 1,200 shares owned by Campello Salvage of which Mr. Scudder is a partner.

(16) Includes 4,916 shares which Mr. Siskind has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

(17) Includes 49,500 shares which Mr. Straczynski has the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the 1996 Option Plan.

(18) Includes 137,328 shares which directors and executive officers have the right to acquire within 60 days of February 1, 2000, through the exercise of stock options granted under the Stock Option Plans.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        The By-laws provide that the Board of Directors shall consist of not less than three (3) individuals, to be divided into three classes as nearly equal in size as possible, with the directors in each class serving a term of three years and until their successors are duly elected and qualified. The Board of Directors currently consists of ten directors.

        At the Annual Meeting, stockholders will be asked to vote on the election of Class II Directors (Proposal One). The Nominating Committee of the Board of Directors has nominated John R. Eaton, Dr. Loring C. Johnson and Scott
W. Ramsay for election as Class II Directors at the Annual Meeting. Although it is anticipated that all of the nominees for director will be available to serve as directors if elected, should any one or more of them be unable to serve, the proxies may be voted for the election of substitute nominees.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED TO ELECT NOMINEES AS DIRECTORS.

RECOMMENDATION OF DIRECTORS

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES NOMINATED BY THE NOMINATING COMMITTEE AS DIRECTORS OF THE COMPANY.

DIRECTORS OF THE COMPANY

        The directors of the Company, their positions with the Company and their ages as of April 15, 2000 are as follows:

                NAME                                     AGE                        POSITION
                ----                                     ---                        --------

         BOARD OF DIRECTORS' NOMINEES
         FOR ELECTION AT THIS ANNUAL
         MEETING:

CLASS II (TERM EXPIRES IN 2000):

John R. Eaton     .................................      64                         Director
Dr. Loring C. Johnson..............................      68                         Director
Scott W. Ramsay....................................      53                         Director


CONTINUING DIRECTORS:

CLASS III (TERM EXPIRES IN 2001):

B. Benjamin Cavallo................................      72                         Director
Terrence A. Gomes..................................      54                         Director
Stanley D. Siskind.................................      69                         Director

CLASS I (TERM EXPIRES IN 2002):

Frederick W. Adami, III............................      55                         Director and Chairman
Richard D. Matthews................................      67                         Director
Davis H. Scudder...................................      69                         Director
Richard S. Straczynski.............................      53                         Director, President & CEO


BIOGRAPHICAL INFORMATION

        Frederick W. Adami, III. Mr. Adami has been a director since 1975. Mr. Adami has been an attorney in the law firm of Reed, Adami & Kaiser in Brockton, Massachusetts since 1988.

        B. Benjamin Cavallo. Mr. Cavallo has been a director since 1995. Mr. Cavallo has been an insurance broker since 1959 and is a partner at Cavallo & Signoriello Insurance Agency, Mansfield, Massachusetts.

        John R. Eaton. Mr. Eaton has been a director since 1975. From 1965-1997, Mr. Eaton was a Vice President and the President of Thompson, Eaton & Boyden Insurance Agency, Inc., Brockton, Massachusetts. Since 1997, Mr. Eaton has been Executive Vice President of A.L. Cushman & Son, Inc., Brockton, Massachusetts.

        Terrence A. Gomes. Mr. Gomes has been a director since 1995. Mr. Gomes has been on the faculty of Massasoit Community College, Brockton, Massachusetts since 1982, and is currently a Vice President and Dean of Faculty and Instruction of the college.

        Dr. Loring C. Johnson. Dr. Johnson has been a director since 1984. Dr. Johnson has been an orthodontist since 1966 and is currently practicing in South Easton, Massachusetts.

        Richard D. Matthews. Mr. Matthews has been a director since 1993. Mr. Matthews is President and Treasurer of R.D. Matthews Construction Company, Inc., Hanover, Massachusetts and has been a real estate developer and building contractor since 1959.

        Scott W. Ramsay. Mr. Ramsay has been a director since 1997. Mr. Ramsay has been Senior Vice President of Shaw's Supermarkets, Inc. since 1991, and is currently the Executive Vice President of Financial Systems & Strategic Planning of Shaw's Supermarkets, Inc.

        Davis H. Scudder. Mr. Scudder has been a director since 1974. Mr. Scudder is Executive Vice President and Treasurer of Scudder Bros. Fuel Company, Inc., Brockton, Massachusetts.

        Stanley D. Siskind. Mr. Siskind has been a director since 1972. Mr. Siskind was formerly First Vice President at Rix-Dunnington, Inc., a retail pharmacy chain, where he worked from 1956 to 1992.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the People's Savings Bank of Brockton, the Company's wholly-owned bank subsidiary (the "Bank") held 13 meetings during the fiscal year ended December 31, 1999. During 1999, each of the incumbent directors attended more than 75% of the total number of meetings of the Bank's Board and of the committees on which such director served.

        The Board of Directors of the Company held 13 meetings during the fiscal year ended December 31, 1999. During 1999, each of the incumbent directors attended more than 75% of the total number of meetings of the Company's Board and of the committees on which such director served.

        The following is a description of the Executive Committee, the Auditing Committee, the Nominating Committee and the Option Committee of the Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Bank.

        Executive Committee. The Executive Committee has broad authority to transact such business as might otherwise come before the full Board of Directors. The Executive Committee is composed of Messrs. Adami, Cavallo, Gomes, Johnson and Straczynski. The Executive Committee held 30 meetings during 1999.

        Auditing Committee. The Auditing Committee has authority to nominate the Company's independent certified public accountants, make the annual audit of the Company and its subsidiaries, present its audit report to the Board of Directors, report to the Board of Directors on its review of the Treasurer's report of the Company's financial position and results of operations, and review the general policies and procedures utilized by the Company and its subsidiaries with respect to internal accounting and financial controls and accounting and reporting principles and practices applied by the Company. The Auditing Committee consists of Messrs. Scudder, Matthews, Ramsay and Siskind. The Auditing Committee met four times during 1999.

        Nominating Committee. The Nominating Committee recommends to the Board of Directors candidates for membership on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders, but only if such recommendations are received by the Company not more than 90 days and not less than 60 days prior to the anniversary date of the previous annual meeting and if such other requirements as are specified in the By-laws are followed. The Nominating Committee consists of Messrs. Adami, Cavallo, Eaton and Gomes. The Nominating Committee met two times during 1999.

        Option Committee. The Option Committee administers the Stock Option Plans. The Option Committee consists of Messrs. Cavallo and Scudder. The Option Committee met two times during 1999.

        Compensation Committee of the Bank. The Compensation Committee of the Bank is responsible for reviewing the performance and administering the salaries and cash incentives of senior management, approving broad personnel policies and overseeing the Bank's compensation and benefit programs, with the exception of the administration of the Stock Option Plans. The Compensation Committee consists of Messrs. Scudder, Cavallo, Gomes, Johnson and Ramsay. The Compensation Committee met two times during 1999.

        Each of the members of the Company's Executive Committee, Auditing Committee and Nominating Committee also serves as a member of the equivalent committee of the Bank. The Bank's CRA Committee currently consists of Mr. Eaton. The Bank's Investment Committee consists of Messrs. Eaton, Johnson, Scudder and Siskind.

COMPENSATION OF DIRECTORS

        Because each director of the Company is also a member of the Board of Directors of the Bank and because the Company currently conducts no business separate from the business of the Bank, directors of the Company currently receive no cash compensation in their capacities as directors of the Company. Directors of the Bank received $600 for each meeting of the Board of Directors of the Bank they attended in 1999. The Clerk received an additional $300 for each meeting of the Board of Directors that he attended in 1999. Directors received a $7,000 annual retainer for being on the Board of the Directors of the Bank in 1999. Members of the Bank's Executive Committee received an additional annual committee fee of $14,400. Members of the Bank's Auditing Committee, Nominating Committee, CRA Committee and Compensation Committee received $600 for each committee meeting they attended in 1999. The Chairman of each of the Bank's Auditing Committee, Nominating Committee, CRA Committee and Compensation Committee each received an additional $100 per meeting, respectively. The Chairman of the Board of Directors of the Bank received an annual fee of $12,000 in 1999 and an additional $100 per Board meeting. No such fees were paid to directors or committee members who are also officers of the Bank or the Company.

        Non-employee directors receive automatic grants of stock options upon their joining the Board of Directors and annually thereafter pursuant to a formula contained in the 1996 Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company, their positions with the Company and their ages as of April 15, 2000 are as follows:

                NAME                                     AGE                   POSITION
                ----                                     ---                   --------
Richard S. Straczynski.............................      53               President and Chief Executive Officer

Colin C. Blair    .................................      49               Chief Operating Officer and Chief
                                                                          Financial Officer

----------------

        Richard S. Straczynski. Mr. Straczynski was appointed President and Chief Executive Officer effective April 7, 1997. Mr. Straczynski served as President and Chief Operating Officer of the Hibernia Savings Bank of Quincy, Massachusetts from 1995 until 1997. Prior to that he served as a Regional President of Citizens Bank of Massachusetts, as a Regional President for the Bank of New England and its successor Fleet Bank of Massachusetts, N.A., and as an Executive Vice President for the Bank of New England.

        Colin C. Blair. Mr. Blair has served as Chief Financial Officer since 1993 and as Chief Operating Officer and Chief Financial Officer since 1999. Mr. Blair was previously employed from 1991 to 1993 by Coopers & Lybrand, a public accounting firm, where he worked for the Chairman of its National Banking

Group as a consultant. Prior to that time, he was employed for 10 years by KPMG Peat Marwick, a public accounting firm, as a Certified Public Accountant specializing in providing services to financial institutions.

REPORT ON EXECUTIVE COMPENSATION

         The executive compensation program of the Company and its subsidiaries has three primary components: base salary, cash incentive compensation, and stock options. The Compensation Committee of the Bank is responsible for reviewing the performance and administering the salaries and cash incentives of senior management, approving broad personnel policies and overseeing the Bank's compensation and benefit programs, with the exception of the administration of the Stock Option Plans, which is the responsibility of the Option Committee of the Company. The composition of these committees is identical and includes the outside directors of the Company and the Bank over whose names this report is made. The Committees strive to balance short-term and long-term objectives in establishing performance criteria. The Committees evaluate performance against such criteria before determining changes in salary, cash incentive payments, and option awards.

         In early 1995, the Compensation Committee engaged KPMG Peat Marwick to review the salary structure for the Bank's Chief Executive Officer and Chief Financial Officer to help develop an incentive-based compensation plan to ensure their retention and tie their compensation more closely to quantifiable performance objectives. The resulting plan recognized that the Bank had restored its financial health and would continue to pursue profitable growth opportunities. Thus since 1996, incentive compensation for the Chief Executive Officer and Chief Financial Officer has been primarily based upon the Company's return on average equity compared to its peers, upon the Company's growth in pre-tax revenues, and upon individual performance objectives.

         The Compensation Committee uses various industry salary surveys to establish salary ranges for senior executives of the Company's subsidiaries based upon its evaluation of their effectiveness. Management then uses such surveys to establish salary ranges for most officer positions.

         The key components of Mr. Straczynski's compensation in 1999 were salary, cash incentive compensation and stock options. In determining the level of compensation for Mr. Straczynski for 1999, the Committee reviewed the Bank's compensation package compared to those of industry peers. The evaluation of Mr. Straczynski's 1998 performance included an evaluation of his progress in increasing the Company's return on average stockholders' equity and earnings, improving the Company's marketing and image, growing the commercial lending and retail banking function, improving our community visibility, and retaining key personnel during a period of rapid change. Based upon this review, the salary paid to Mr. Straczynski was increased effective January 1, 1999 to $250,000.

         The key components of Mr. Blair's compensation in 1999 were salary, cash incentive compensation and stock options. The evaluation of Mr. Blair's 1998 performance included an evaluation of his progress in increasing return on average shareholders' equity and earnings, integrating the Company's operations, growing and improving the profitability of its mortgage banking operations, improving the profitability of its investment portfolio, upgrading its technology and developing other new sources of revenue. Based upon this review, the salary paid to Mr. Blair was increased effective January 1, 1999 to $175,000.

         Stock options granted to Messrs. Straczynski and Blair during 1999 were granted at the market price of the common stock of the Company on the grant date. Grants made to these officers were based upon assessments of individual performance as well as comparison to peer group compensation packages.

                                               Submitted by:

                                               Davis H. Scudder, Chairman
                                               B. Benjamin Cavallo
                                               Scott Ramsay
                                               Terrence Gomes
                                               Dr. Loring C. Johnson
EXECUTIVE COMPENSATION

         Summary Compensation Table. Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank. The following summary compensation table sets forth information concerning compensation during the years ended December 31, 1999, 1998 and 1997 for services rendered in all capacities awarded to, earned by or paid to the Bank's Chief Executive Officer and Chief Financial Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                        SECURITIES         ALL
            NAME AND                                                                    UNDERLYING        OTHER
       PRINCIPAL POSITION                 YEAR          SALARY (2)(3)     BONUS           OPTIONS    COMPENSATION(4)
       ------------------                 --------------------------------------------------------------------------
Richard S. Straczynski(1).............    1999          $259,600         $  131,250        15,000       $4,800
    President and Chief...............    1998          $209,800         $   84,000        10,000       $4,750
    Executive Officer.................    1997          $123,322         $   67,200        20,000       $    -

Colin C. Blair........................    1999          $183,400         $   78,750        11,000       $4,800
   Chief Operating Officer and........    1998          $148,600         $   42,000         7,500       $4,750
    and Chief Financial Officer.......    1997          $139,650         $   39,375         5,000       $3,750

--------------

(1) Richard S. Straczynski was appointed President and Chief Executive Officer effective on April 7, 1997.

(2) In 1999 the Bank provided Mr. Straczynski and Mr. Blair with $800 and $700 per month automobile allowances, respectively. The Bank reimbursed all officers for business-related expenses incurred, and, in addition, paid membership dues for its principal officers to certain organizations. The Company is unable to state with certainty the amount of these items that may be attributable to personal use. However, the Company believes that the amount that may be so attributable is less than $50,000 and is less than 10% of the compensation reported in this table with respect to each named executive officer.

(3) The amount of contributions by the Bank to the Savings Banks Employees Retirement Association defined benefit retirement plan with respect to any one officer or group of officers is not and cannot readily be separately or individually calculated by the regular actuaries for the retirement plan.

(4)     Consists of employer contributions to the 401(k) plan.

        Special Termination Agreements. The Bank and the Company have entered into special termination agreements with Mr. Straczynski and Mr. Blair that provide severance benefits to Mr. Straczynski and Mr. Blair if their employment is terminated under certain circumstances following a change of control. The agreements generally provide that a "change in control" has occurred if (i) there has occurred a change in control within the meaning of
Item 1 of Form 8-K promulgated under the Exchange Act; (ii) any person becomes a beneficial owner, directly or indirectly, of securities of either employer, representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of such employer; (iii) during any period of two consecutive years, individuals who are Continuing Directors (as defined in the special termination agreements) cease for any reason to constitute at least a majority of the Board of Directors of either the Bank or the Company; or (iv) the stockholders of either employer approve certain mergers or consolidations of such employer with any other corporation, a plan of complete liquidation of such employer, or an agreement for the sale or disposition of all or substantially all of the assets of such employer.

         If a "terminating event" occurs within three years after there is a change of control, each of Mr. Straczynski and Mr. Blair will be generally entitled under his special termination agreement to a lump sum cash payment equal to three times his average annual compensation over the five most recent years of his employment with the Company or the Bank, as the case may be. A "terminating event" includes termination of employment by either employer for any reason other than death, deliberate dishonesty, or conviction of certain crimes. A "terminating event" also includes resignation of the officer following a significant change in the officer's responsibilities, a decrease in the officer's annual compensation, or certain relocations of the offices of either employer. The Bank is a party to similar agreements with several other officers of the Bank. People's Mortgage Corporation, a wholly-owned subsidiary of the Bank, has entered into employment agreements with five of its officers that provide for severance benefits upon a terminating event following a change of control of People's Mortgage Corporation.

         Stock Option Grants. The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 1999 to each of the named executive officers.

                                                                                                               POTENTIAL REALIZABLE
                                                                                                                 VALUE AT ASSUMED
                                                                                                               ANNUAL RATES OF STOCK
                                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR                        PRICE APPRECIATION
                                                            INDIVIDUAL GRANTS                                     FOR OPTION TERM
                                     -----------------------------------------------------------------------------------------------
                                                                 PERCENT OF
                                                                TOTAL OPTIONS
                                           NUMBER OF             GRANTED TO       EXERCISE
                                     SECURITIES UNDERLYING      EMPLOYEES IN       OR BASE      EXPIRATION
NAME                                  OPTIONS GRANTED (#)        FISCAL YEAR         PRICE         DATE           5%        10%
----                                 ---------------------      -------------     --------      ----------     --------  --------
Richard S. Straczynski                      15,000                  34.6%          $19.50        6/18/09       $183,952  $466,170
  President and Chief
  Executive Officer

Colin C. Blair                              11,000                  25.4%          $19.50        6/18/09       $134,898  $341,858
 Chief Operating Officer
 and Chief Financial Officer

--------------------------------

        Aggregated Option Exercises and Fiscal Year-End Option Values. The following table sets forth exercises of stock options during the year ended December 31, 1999 by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             VALUE         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                    SHARES ACQUIRED        REALIZED      OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END
NAME                                ON EXERCISE (#)           ($)                    (#) (1)                        ($)
----                               -----------------     ---------------------------------------------------------------------------
Richard S. Straczynski                  --                 --                    49,500                            $ 99,875
   President and Chief
   Executive Officer

Colin C. Blair                          --                 --                    23,500                                0
   Chief Operating Officer
   and Chief Financial Officer

------------------

(1)     All options are currently exercisable.

PENSION PLAN

        The Bank provides a tax-qualified, defined benefit retirement plan (the "Pension Plan") for all eligible employees through the Savings Banks Employees Retirement Association, an unincorporated association comprised of savings banks operating within Massachusetts and other organizations providing services to or for savings banks. Each employee of the Bank automatically becomes a participant in the Pension Plan once he or she has attained age 21 and has completed at least one full year of service, consisting of at least 1,000 hours, beginning with his or her initial date of employment with the Bank.

        The Bank-funded retirement benefits provided to each participant at age 65 under the Pension Plan are based on the average of the participant's highest three consecutive years of compensation during his or her last ten years at the Bank (his "Average Compensation"). Compensation is defined as wages that would be reported on the participant's Form W-2, except that bonuses are not included under compensation where they would cause compensation to exceed the amount specified in Section 414(q) of the Internal Revenue Code of 1986. The participant's retirement benefits will be equal to 1.25% of the participant's Average Compensation for each year of service with the Bank up to a maximum of 25 years, plus 0.6% of the excess of the participant's Average Compensation over the amount of his or her Covered Compensation at age 65 for each year of service with the Bank up to a maximum of 25 years. Covered Compensation is calculated based on the average of 35 years of Social Security taxable wages up to and including the participant's projected retirement age. Normal retirement age under the Pension Plan is 65. However, a reduced early retirement benefit is payable under certain conditions to a participant who retires between the ages of 50 and 65.

        The following table illustrates annual pension benefits for retirement at age 65 under the most advantageous provisions of the Pension Plan available for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and certain other assumptions regarding social security benefits and compensation trends.

                                YEARS OF SERVICE

REMUNERATION(1)                        10 YEARS     15 YEARS    20 YEARS     25 YEARS     30 YEARS     35 YEARS
------------                           --------     --------    --------     --------     --------     --------
$ 20,000............................   $  2,500     $  3,750    $  5,000     $  6,250     $  6,250     $  6,250
  40,000............................      5,941        8,912      11,883       14,853       14,853       14,853
  60,000............................      9,641       14,462      19,283       24,103       24,103       24,103
  80,000............................     13,341       20,012      26,683       33,353       33,353       33,353
 100,000............................     17,041       25,562      34,083       42,603       42,603       42,603
 120,000............................     20,741       31,112      41,483       51,853       51,853       51,853
 125,000............................     21,666       32,499      43,333       54,166       54,166       54,166
 150,000(2).........................     26,291       39,437      52,583       65,728       65,728       65,728

---------------

(1) Based on age 65 retirement in 1999 (plan year 11/01/98 - 10/31/99). The annual pension benefit is computed on the basis of a straight-life annuity.

(2) Federal law does not permit defined benefit pension plans to recognize compensation in excess of $150,000 for plan years beginning on or after January 1, 1994.

        The estimated credited years of service at December 31, 1999, was six years for Mr. Blair and three years for Mr. Straczynski.

        If a participant makes any voluntary contributions, the participant's retirement benefits will be increased to reflect such contributions and any earnings or losses to the Pension Plan on such contributions.

        The Pension Plan provides that death benefits shall be paid to the beneficiary or beneficiaries of any participant who dies before he retires. The death benefit payable will be equal to the value of the deceased participant's voluntary contributions (adjusted to reflect any earnings or losses) plus the present value of his accrued benefit under the Pension Plan as funded by Company contributions.

PERFORMANCE GRAPH

        The following graph provides a comparison of cumulative total stockholder return for the period from December 30, 1994 through December 31, 1999, among the common stock of the Company (before February 8, 1996, the Bank), the Nasdaq Stock Market-US Companies Index (the "Nasdaq (US Companies) Index"), the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Nasdaq Stock Market-Banks Index (the "Nasdaq (Banks) Index"). In previous years, the Company selected the Nasdaq (US Companies) Index to compare its cumulative total stockholder return. For fiscal year 1999, the Company has selected the S&P 500 Index to compare its cumulative total stockholder return because the Company believes that this newly selected index provides a more meaningful comparison for its stockholders than the Nasdaq (US Companies) Index which is heavily laden with technology stocks. In accordance with the rules of the SEC, the Company has also included the Nasdaq (US Companies) Index, which was the index used in the immediately preceding year.

        These indices are prepared for Nasdaq by the Center for Research in Security Prices (CRSP) at the University of Chicago. The Performance Graph assumes an investment of $100 in each of the common stock of the Company (before February 8, 1996, the Bank) and the three indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance of the Common Stock.

                               [PERFORMANCE GRAPH]

                                      12/30/94       12/29/95      12/31/96      12/31/97        12/31/98     12/31/99
People's Bancshares                     100.0          221.9         230.2         494.3           459.2        413.1
Nasdaq (Banks) Index                    100.0          147.7         191.0         318.0           285.3        268.9
S&P 500 Index                           100.0          137.5         168.9         225.2           289.4        350.3
Nasdaq (US Companies) Index             100.0          141.3         173.9         213.1           300.3        542.4


                  RECENT DEVELOPMENTS; POTENTIAL PROXY CONTEST

         On March 28, 2000, the RCG Kingston/Smyth Group ("Kingston") filed a letter with the SEC addressed to the Company's stockholders in which Kingston stated its intention to solicit proxies to elect three of their nominees as directors at the Company's Annual Meeting, in opposition to the directors nominated by the Company's Board of Directors. According to this letter, Kingston proposes that the Company's stockholders elect Kingston's nominees, Vincent A. Smyth, William G. Foster, Jr., and John R. Kennedy as directors of the Company at the Annual Meeting.

         YOUR BOARD OF DIRECTORS AND MANAGEMENT BELIEVE STRONGLY THAT ELECTING KINGSTON'S CANDIDATES IS CONTRARY TO THE BEST INTERESTS OF THE COMPANY'S STOCKHOLDERS. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU REJECT KINGSTON'S CANDIDATES AND VOTE FOR THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. DO NOT SIGN ANY PROXY CARD SENT TO YOU BY KINGSTON.

                      PARTICIPANTS ON BEHALF OF THE COMPANY

         Because Kingston has stated an intention to solicit proxies to elect three of their nominees as directors, the rules of the SEC require the Company to provide to its stockholders certain additional information with respect to participants (as defined in Schedule 14A promulgated pursuant to the Exchange
Act) in the Company's proxy solicitation. Pursuant to those rules, the members of the Board of Directors are, and certain employees and agents of the Company may be deemed to be, participants. Unless otherwise indicated below, the address of the participants described below is the address of the Company's principal executive offices. Except as indicated below, no participant has purchased or sold or otherwise acquired or disposed of any shares of Common Stock of the Company in the last two years. Information with respect to the participant's beneficial ownership of the Company's Common Stock is as of February 1, 2000.

None of the participants listed below is the record owner of shares of Common Stock of the Company which shares are not beneficially owned by such person.

        Richard S. Straczynski is a director and has been the Chief Executive Officer and President of the Company since April 7, 1997. Mr. Straczynski is the beneficial owner of 68,000 shares of Common Stock of the Company which includes 49,500 shares of Common Stock which he has the right to acquire within 60 days of February 1, 2000 pursuant to the exercise of stock options granted under the 1996 Option Plan. Of these shares, Mr. Straczynski exercised options for 3,000 shares of Common Stock in 1998 and purchased 8,000 shares of Common Stock in 1998.

        Frederick W. Adami, III is a director of the Company. Since 1988, Mr. Adami has been an attorney in the law office of Reed, Adami & Kaiser located at 1325 Belmont Street, Brockton, Massachusetts. Mr. Adami is the beneficial owner of 11,516 shares of Common Stock of the Company, which includes (a) 9,516 shares of Common Stock which Mr. Adami has the right to acquire within 60 days pursuant to the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan, (b) 1,500 shares owned by Mr. Adami jointly with his wife and (c) 500 shares held by Mr. Adami's daughters. Of these shares, 250 shares of Common Stock were purchased by Mr. Adami in 1998 and 250 shares of Common Stock were purchased in 1999.

        B. Benjamin Cavallo is a director of the Company. Since 1959, Mr. Cavallo has been an insurance broker and is a partner at Cavallo & Signoriello Insurance Agency located at 190 Chauncy Street, Mansfield, Massachusetts. Mr. Cavallo is the beneficial owner of 223,272 shares of Common Stock of the Company which includes (a) 4,916 shares which Mr. Cavallo has the right to acquire within 60 days of February 1, 2000 through the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan, (b) 2,112 shares held by Mr. Cavallo's son, (c) 115,514 shares held by Mr. Cavallo's wife and (d) 55,060 shares held by a partnership in which Mr. Cavallo is a partner.

        John R. Eaton is a director of the Company. From 1965-1997, Mr. Eaton was a Vice President and the President of Thompson, Eaton & Boyden Insurance Agency, Inc. in Brockton, Massachusetts. Since 1997, Mr. Eaton has been the Executive Vice President of A.L. Cushman & Son, Inc., located at 1776 Main Street, Brockton, Massachusetts. Mr. Eaton is the beneficial owner of 17,996 shares of Common Stock of the Company which includes (a) 9,516 shares of Common Stock which Mr. Eaton has the right to acquire within 60 days of February 1, 2000 through the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan and (b) 7,980 shares owned by Mr. Eaton jointly with his wife. Of these shares, Mr. Eaton purchased 400 shares of Common Stock in 1998.

        Terrence A. Gomes is a director of the Company. Mr. Gomes has been on the faculty of Massasoit Community College located at 1 Massasoit Blvd., Brockton, Massachusetts and is currently a Vice President and Dean of Faculty and Instruction of the college. Mr. Gomes is the beneficial owner of 5,016 shares of Common Stock of the Company which includes 4,916 shares of Common Stock which Mr. Gomes has the right to acquire within 60 days of February 1, 2000, through the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

        Dr. Loring C. Johnson is a director of the Company. Dr. Johnson has been an orthodontist since 1966 and is currently practicing at 25 Belmont Street, South Easton, Massachusetts. Dr. Johnson is the beneficial owner of 11,391 shares of Common Stock of the Company which includes 9,516 shares of Common Stock which Dr. Johnson has the right to acquire within 60 days of February 1, 2000 through the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

        Richard D. Matthews is a director of the Company. Mr. Matthews is President and Treasurer of R.D. Matthews Construction Company, Inc. located at 24 Rockland Street, Hanover, Massachusetts and has been a real estate developer and building contractor since 1959. Mr. Matthews is the beneficial owner of 28,319 shares of Common Stock of the Company which includes (a) 9,516 shares of Common Stock which Mr. Matthews has the right to acquire within 60 days of February 1, 2000 through the exercise of stock options granted under the 1986 Director Option Plan and 1996 Option

Plan, (b) 4,871 shares owned jointly with his wife and (c) 41 shares of Common Stock which Mr. Matthews purchased in 1998.

        Scott W. Ramsay is a director of the Company. Mr. Ramsay has been Senior Vice President of Shaw's Supermarkets, Inc. located at 140 Laurel Street, East Bridgewater, Massachusetts since 1991, and is currently Executive Vice President of Financial Systems & Strategic Planning of Shaw's Supermarkets, Inc. Mr. Ramsay is the beneficial owner of 2,600 shares of Common Stock of the Company which includes (a) 2,000 shares of Common Stock which Mr. Ramsay has the right to acquire within 60 days of February 1, 2000, through the exercise of vested options granted under the 1986 Director Option Plan and 1996 Option Plan and (b) 600 shares owned jointly with his wife. Of these shares, Mr. Ramsay purchased 400 shares in 1998.

        Davis H. Scudder is a director of the Company. Mr. Scudder is Executive Vice President of Scudder Bros. Fuel Company, Inc. located at 157 Clinton Street, Brockton, Massachusetts. Mr. Scudder is the beneficial owner of 17,825 shares of Common Stock of the Company which includes (a) 9,516 shares which Mr. Scudder has the right to acquire within 60 days of February 1, 2000 through the exercise of vested options granted under the 1986 Director Option Plan and 1996 Option Plan, (b) 340 shares owned by Mr. Scudder's immediate family, (c) 2,555 shares owned by Scudder Bros. Fuel Company, Inc., of which Mr. Scudder is a principal and (d) 1,200 shares owned by Campello Salvage of which Mr. Scudder is a partner. Of these shares, Mr. Scudder purchased 1,200 shares of Common Stock in 1999.

        Stanley D. Siskind is a director of the Company. Mr. Siskind was formerly First Vice President at Rix- Dunnington, Inc., a retail pharmacy chain, where he worked from 1956 to 1992. Mr. Siskind is the beneficial owner of 14,117 shares of Common Stock of the Company which includes 4,916 shares of Common Stock which Mr. Siskind has the right to acquire within 60 days of February 1, 2000 through the exercise of vested stock options granted under the 1986 Director Option Plan and 1996 Option Plan.

        Colin C. Blair joined the Company in 1993 as the Company's Chief Financial Officer. Since 1999 he has served as Chief Financial Officer and Chief Operating Officer. Mr. Blair is the beneficial owner of 104,150 shares of Common Stock, which includes 23,500 shares of Common Stock which Mr. Blair has the right to acquire within 60 days of February 1, 2000 through the exercise of vested stock options under the 1986 Employee Option Plan and 1996 Option Plan and (b) 23,675 shares held in the Company's 401(k) Plan. Mr. Blair exercised options to purchase 13,600 shares of Common Stock in 1998 and purchased an additional 31,075 shares of Common Stock in 1998. Mr. Blair sold 66,125 and 15,000 shares of Common Stock in 1998 and 1999, respectively.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act and SEC regulations, the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% stockholders were satisfied except that Messrs. Blair and Scudder each inadvertently failed to file one report on Form 4 during 1999, in each case regarding a single transaction.


                              CERTAIN TRANSACTIONS

        Certain directors and officers of the Company and the Bank and members of their immediate families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers or shareholders of corporations or members of partnerships which are customers of the Bank and which have transactions with the Bank in the ordinary course of business. Such transactions with directors and officers of the Company and the Bank and with such corporations and partnerships are on terms comparable to those charged to other customers of the Bank. Included in such transactions are loans to directors and officers and their associates which were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and which did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. The outstanding principal balance of such loans to directors and officers and their associates totaled $1,218,569, or 2.98% of the Company's stockholders' equity, at December 31, 1999.

        Mr. Adami's law firm was retained by the Bank to provide certain services in 1999. In 1999, the Bank paid $56,698.83 to Mr. Adami's law firm for such services.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The firm of Wolf & Company, P.C. ("Wolf & Co.") has served as the Company's independent certified public accountants for the fiscal year ending December 31, 1999. Wolf & Co. has no direct or indirect financial interest in the Company, nor has it had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Before services are rendered by Wolf & Co., they are approved by, and the possible effect on the independence of the accountants is considered by, the Auditing Committee.

        A representative of Wolf & Co. will be present at the Annual Meeting and will be available to respond to appropriate questions and may make a statement if he or she so desires.


                              STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received in writing by the Company at its principal office on or before January 1, 2001, for inclusion in its proxy statement and form of proxy relating to the meeting. Pursuant to the By-laws of the Company, for the 2001 Annual Meeting of Stockholders, any director nominations and new business submitted by stockholders must be delivered to, or mailed to and received by, the Company at its principal executive office not less than 60 days nor more than 90 days prior to June 16, 2001; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before June 16, 2001 or more than 60 days after June 16, 2001, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (A) the 60th day prior to the scheduled date of such Annual Meeting or (B) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company.

Any such proposal should be mailed to: Clerk, People's Bancshares, Inc., 545 Pleasant Street, New Bedford, Massachusetts 02740. The Company's ability to exercise discretionary voting authority with respect to shareholder proposals will be subject to certain requirements of the SEC.


                                  OTHER MATTERS

        At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should come before the meeting, the proxy holders have discretionary authority to vote their shares according to their best judgment.

                               VOTING INFORMATION

        YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" ITS NOMINEES ON THE ENCLOSED WHITE PROXY CARD. PLEASE DO NOT SIGN AND RETURN ANY PROXY CARD SENT TO YOU BY KINGSTON.

        It is not necessary to check any boxes if you wish to vote in accordance with your Board's recommendations. Simply sign, date and return the enclosed WHITE proxy card.

        If your shares are held in "street name," immediately instruct your broker or the person responsible for your account to sign a WHITE proxy card on your behalf. You should also sign, date and mail your WHITE proxy card immediately upon receipt from your broker or bank, using the postage-paid envelope provided. Please do so for each account you maintain. If you have further questions or need assistance, please call:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 Commerce Road
                           Carlstadt, New Jersey 07072
                          CALL TOLL FREE (800) 547-3857

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE ACT TODAY.

                                             By Order of the Board of Directors,



                                             Terrence Gomes
                                             Clerk

May 1, 2000

                            PEOPLE'S BANCSHARES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of People's Bancshares, Inc. (the "Company") hereby appoints George M. Custodio and Maureen A. Gregory, or either of them acting singly, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, June 16, 2000 at Stone Forge Public House, 90 Paramount Drive, Raynham, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Annual Meeting and voting in person.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.



Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

   X    PLEASE MARK
  ---   VOTES AS IN THIS
        EXAMPLE.

         PEOPLE'S BANCSHARES, INC.                              1. Election of Directors.   For All     With-     For All
                                                                                            Nominees     hold      Except


Mark box at right if an address change or comment has been          John R. Eaton
noted on the reverse side of this card.                         Dr. Loring C. Johnson         [ ]         [ ]        [ ]
                                                                   Scott W. Ramsay

CONTROL NUMBER:                                                 If you do not wish your shares voted "For" a particular nominee,
RECORD DATE SHARES:                                             mark the "For All Except" box and strike a line through the name(s) of the nominees(s).  Your shares will be voted for the remaining nominee(s).

                                                                2.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


                                                                    The undersigned stockholder(s) authorize(s) the proxies
                                                                    to vote on the above matter as indicated and to vote, in
                                                                    their discretion, upon such other matters as may properly
                                                                    come before the Annual Meeting or any adjournments or
                                                                    postponements thereof.

Please be sure to sign and date this Proxy.       Date
                                                       ---------------
-----------------------------------------------------------------------
Stockholder sign here                      Co-owner sign here


DETACH CARD                                                          DETACH CARD